UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2022

JAGUAR HEALTH, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36714	46-2956775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Pine Street, Suite 400 San Francisco, California	94104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (415) 371-8300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 Per Share	JAGX	The Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

Royalty Interest Amendment

On April 14, 2022, Jaguar Health, Inc. (the “Company”) entered into amendments (the “Royalty Interest Global Amendments”) to (i) the royalty interest in the original principal amount of $12 million (the “October 2020 Royalty Interest”) with Iliad Research and Trading, L.P., (ii) the royalty interest in the original principal amount of $12 million (the “December 2020 Royalty Interest”) with Uptown Capital, LLC (f/k/a Irving Park Capital, LLC) and (iii) the royalty interest in the original principal amount of $10 million (the “March 2021 Royalty Interest” and, together with the October 2020 Royalty Interest and the December 2020 Royalty Interest, the “Royalty Interests”) with Streeterville Capital, LLC (“Streeterville”), pursuant to which the Company was granted the right to exchange from time to time at the Company’s sole discretion, all or any portion of the Royalty Interests for shares of the Company’s common stock at a price per share equal to the Minimum Price (as defined in Nasdaq Listing Rule 5635(d)) as of the date of the applicable exchange (the “Exchange Price”). Under the Royalty Interest Global Amendments, the Company’s ability to exchange the Royalty Interests for shares of the Company’s common stock is subject to certain limitations, including no exchange transaction to the extent the issuance of shares in such exchange would result in the total cumulative number of shares of the Company’s common stock issued pursuant to the Royalty Interests would exceed the requirements of The Nasdaq Capital Market (including the rules related to the aggregation of offerings under Nasdaq Listing Rule 5635(d) if applicable) (the “Exchange Cap”), unless stockholder approval is obtained to issue more than the Exchange Cap.

Debt Amendment

On April 14, 2022, the Company and Napo Pharmaceuticals, Inc., the Company’s wholly-owned subsidiary (“Napo” and together with the Company, the “Borrower”), entered into an amendment (the “Note Global Amendment”) to the secured promissory note in the original principal amount of $6,220,812.50 (the “Note”) with Streeterville, pursuant to which the Borrower was granted the right to exchange from time to time at Borrower’s sole discretion, all or any portion of the Note for shares of the Company’s common stock at a price per share equal to the Exchange Price. Under the Note Global Amendment, the Borrower’s ability to exchange the Note for shares of the Company’s common stock is subject to certain limitations, including no exchange transaction to the extent the issuance of shares in such exchange would result in the total cumulative number of shares of the Company’s common stock issued pursuant to the Note would exceed the Exchange Cap, unless stockholder approval is obtained to issue more than the Exchange Cap.

The foregoing descriptions of the Royalty Interest Global Amendments and the Note Global Amendment and do not purport to be complete and are qualified in their entirety by reference to the Royalty Interest Global Amendments and the Note Global Amendment, copies of which are filed herewith as Exhibits 4.1, 4,2, 4.3 and 4.3, respectively, and incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 2.03 in its entirety.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 13, 2022, the Board of Directors (the “Board”) of the Company approved an amendment (the “Plan Amendment”) to the New Employee Inducement Award Plan (the “Inducement Award Plan”) to reserve an additional 471,833 shares of the Company’s common stock for issuance pursuant to equity awards granted under the Inducement Award Plan, thereby increasing the number of shares of the Company’s common stock issuable thereunder from 500,000 shares to 971,833 shares. The Inducement Award Plan was adopted on June 16, 2020 without stockholder approval pursuant to Rule 5635(c)(4) of the Nasdaq Listing Rules.

In accordance with Rule 5635(c)(4) of the Nasdaq Listing Rules, the only persons eligible to receive grants of equity awards under the Inducement Award Plan are individuals who were not previously an employee or director of the Company, or following a bona fide period of non-employment, as an inducement material to such persons entering into employment with the Company.

The Company registered the shares which are subject to the Plan Amendment on a registration statement on Form S-8 (File No. 333-264276) under the Securities Act of 1933.

A summary of the Inducement Award Plan can be found in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on June 16, 2020. A copy of the Plan Amendment is filed hereto as Exhibit 10.1. The foregoing description of the Plan Amendment is not complete and is qualified in its entirety by reference to the full text of the Plan Amendment, which is filed as Exhibit 10.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibit

Exhibit No.	Description
4.1	Global Amendment, dated April 14, 2022, by and between Jaguar Health, Inc. and Iliad Research and Trading, L.P.
4.2	Global Amendment, dated April 14, 2022, by and between Jaguar Health, Inc. and Uptown Capital, LLC.
4.3	Global Amendment, dated April 14, 2022, by and between Jaguar Health, Inc. and Streeterville Capital, LLC.
4.4	Global Amendment, dated April 14, 2022, by and among Jaguar Health, Inc., Napo Pharmaceuticals, Inc. and Streeterville Capital, LLC.
10.1	First Amendment to the Jaguar Health, Inc. New Employee Inducement Award Plan.
104	Cover Page Interactive Data File (embedded with the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JAGUAR HEALTH, INC.

By:	/s/ Lisa A. Conte
Name: Lisa A. Conte
Title: President and Chief Executive Officer

Date: April 15, 2022